WADDELL & REED ADVISORS FUNDS

Supplement dated September 27, 2004 to

Waddell & Reed Advisors Equity Prospectus dated October 31, 2003, and supplemented September 1, 2004, May 26, 2004, April 12, 2004, February 26, 2004 and December 31, 2003

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus dated January 29, 2004, and supplemented September 1, 2004, May 26, 2004 and February 26, 2004

The following information supplements the disclosure regarding Shareholder Fees in the section entitled "Fees and Expenses" for each Fund (other than Waddell & Reed Advisors Cash Management, Inc.):

Effective December 1, 2004, a redemption fee of 2.00% will be deducted from any redemption or exchange proceeds if you sell or exchange your Class B or Class C shares after holding them less than 5 days (less than 30 days for Waddell & Reed Advisors International Growth Fund and Waddell & Reed Advisors Global Bond Fund). The same redemption fee and time periods currently apply to any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares.

The following supplements the information regarding the sales charge on Class A shares in the section entitled "Choosing a Share Class":

Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

The following supplements the information regarding the purchase of Class A shares at net asset value (NAV) in the section entitled "Sales Charge Waivers for Certain Investors":

Class A shares may also be purchased at NAV by:

  Until February 28, 2005, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days of such redemption
  Effective November 1, 2004, clients investing via the Managed Allocation Portfolio (MAP) and Strategic Portfolio Allocation (SPA) programs available through Waddell & Reed, Inc.

The following supplements the information regarding waivers of the contingent deferred sales charge (CDSC) for Class B shares, Class C shares and Class A shares that are subject to a CDSC in the section entitled "Sales Charge Waivers for Certain Investors--Contingent Deferred Sales Charge"

The CDSC will not apply to redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by a Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

The following supplements the information regarding permissible exclusions to the redemption fee in the section entitled "Redemption Fee/Exchange Fee":

A Fund's redemption fee will not be assessed against:

4. Shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

The following supplements the information regarding dividend payments in the section entitled "Distributions and Taxes--Distribution Options":

For retirement accounts and MAP and SPA accounts, all distributions are automatically paid in additional shares.

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